UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:   August 17, 2006

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

390 UNION BLVD, SUITE 360 LAKEWOOD, CO 80228 (Address of Principal Executive Offices) (Zip Code)

(303) 988-5777
(Registrant’s Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

On August 17, 2006, the Registrant released the press release filed herewith as Exhibit 99.1

The press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 including, without limitation, statements relating to Gryphon’s strategies, goals and objectives at the Borealis project and the expected results of exploration work. Forward looking statements are statements that are not historical facts and are generally but not always, identified by words such as “expects,” “plans,” “anticipates, “believes,” “intends,” “estimates,” “projects,” “potential,” “goal,” “objective,” “strategy,” or variations thereof or similar expressions or statements that events or conditions “will,” “would,” “may,” “could,” or “should” occur.

Forward-looking statements are subject to a variety of risks and uncertainties which could cause actual events or results to differ materially from those reflected in the forward-looking statements, including, without limitation, risks related to fluctuations in gold prices; uncertainties related to raising sufficient financing in a timely manner and on acceptable terms to fund the planned work; changes in planned work resulting from weather, logistical, technical or other factors; the possibility that results of work will not fulfill expectations and realize the perceived potential of the Company’s properties, and that commercially viable deposits may not be identified; uncertainties involved in the interpretation of drilling results and other tests and the estimation of gold reserves and resources; the possibility that required permits may not be obtained on a timely manner or at all; the possibility that capital and operating costs may be higher than currently estimated and may preclude commercial development or render operations uneconomic; the possibility that the estimated recovery rates may not be achieved; risk of accidents, equipment breakdowns and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in work programs or mine closures; the risk of environmental contamination or damage resulting from Gryphon’s operations and other risks and uncertainties, including those described in this press release and the attached disclosure and in the Gryphon’s Annual Report on Form 10-KSB for the year ended March 31, 2006, Quarterly Reports on Form 10-QSB, and Reports on Form 8-K filed with the Securities and Exchange Commission.

Forward-looking statements are based on the beliefs, estimates and opinions of Gryphon’s management on the date the statements are made. Gryphon undertakes no obligation to update these forward-looking statements if management’s beliefs, estimates or opinions, or other factors, should change.

All resource estimates reported in this disclosure are calculated in accordance with Proposed National Instrument 43-101 and the Canadian Institute of Mining and Metallurgy Classification system. These standards differ significantly from the requirements of the United States Securities and Exchange Commission, and resource information reported in this disclosure may not be comparable to similar information reported by United States companies. The terms “Resource (s)” and “Reserve(s)” normally may not be included in documents filed with the Securities and Exchange Commission or are referred to as “mineralization(s)” or “mineral deposit(s)".

Item 9.01.    Financial Statements and Exhibits

(c)     Exhibits.

Exhibit 99.1	Description Press Release dated August 17, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: August 18, 2006	By: /s/ Michael Longinotti
Michael Longinotti Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Description Press Release dated August 17, 2006